Investment in associate (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of associates [abstract]
Schedule of Investment in Associate	Following the share acquisition, Eldorado now owns and controls approximately 27.27% and has applied equity accounting for the investment in associate.

December 31, 2025

Fair value of previously held investment	66,271
Consideration for acquisition of investment	43,153
Investment in associate	109,423
The tables below provide summarized financial information for Amex and a reconciliation to the carrying amount of Eldorado's investment in Amex.

December 31, 2025

Current assets	30,357
Non-current assets	95,919
Current liabilities	(3,220)
Non-current liabilities	(14,815)
Net assets (liabilities) (100%)	108,241

Company's share of net assets (27.27%)	29,513
Fair value and other accounting adjustments	79,911
Carrying amount of investment in associate	109,423